                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 24, 2002


                         Union Pacific Railroad Company
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Delaware                    1-6146                   94-6001323
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 (STATE OR OTHER              (COMMISSION              (I.R.S. EMPLOYER
 JURISDICTION OF              FILE NUMBER)            IDENTIFICATION NO.)
  INCORPORATION)


         1416 Dodge Street, Omaha, Nebraska                       68179
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5000


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5. Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, on October 24, 2002 announcing Union Pacific Corporation's financial results for the third quarter of 2002, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            99 Press Release dated October 24, 2002 announcing Union Pacific Corporation's financial results for the third quarter of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2002


                                      UNION PACIFIC RAILROAD COMPANY


                                      By: /s/ James R. Young
                                         ---------------------------------------
                                          James R. Young
                                          Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit  Description

         99 Press Release dated October 24, 2002 announcing Union Pacific Corporation's financial results for the third quarter of 2002.